Exhibit 10.5

PARI PASSU INTERCREDITOR AGREEMENT

among

BURLINGTON COAT FACTORY WAREHOUSE CORPORATION,

the other Grantors party hereto,

JPMORGAN CHASE BANK, N.A.,

as Credit Agreement Collateral Agent for the Credit Agreement Secured Parties

JPMORGAN CHASE BANK, N.A.,
as Authorized Representative for the Credit Agreement Secured Parties,

WILMINGTON TRUST, NATIONAL ASSOCIATION

as the Additional Pari Passu Collateral Agent

WILMINGTON TRUST, NATIONAL ASSOCIATION

as the Initial Additional Authorized Representative,

and

each additional Authorized Representative from time to time party hereto dated as of April 16, 2020

PARI PASSU INTERCREDITOR AGREEMENT, dated as of April 16, 2020 (as amended, restated, supplemented and/or otherwise modified from time to time, this “Agreement”), among BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, a Florida corporation (the “Company”), the other Grantors (as defined below) from time to time party hereto, JPMORGAN CHASE BANK, N.A., (“JPMCB”), as collateral agent for the Credit Agreement Secured Parties (as defined below) (in such capacity and together with its successors in such capacity, the “Credit Agreement Collateral Agent”), JPMCB, as Authorized Representative for the Credit Agreement Secured Parties (as each such term is defined below), WILMINGTON TRUST, NATIONAL ASSOCIATION (“Wilmington Trust”), as collateral agent for the Additional Pari Passu Secured Parties (as defined below) (in such capacity and together with its successors in such capacity, the “Additional Pari Passu Collateral Agent”), WILMINGTON TRUST, as Trustee (as defined below) for the Initial Additional Pari Passu Secured Parties (as defined below) (in such capacity and together with its successors in such capacity, the “Initial Additional Authorized Representative”) and each additional Authorized Representative from time to time party hereto for the other Additional Pari Passu Secured Parties of the Series (as defined below) with respect to which it is acting in such capacity.

In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Collateral Agent, the Administrative Agent (for itself and on behalf of the Credit Agreement Secured Parties), the Initial Additional Authorized Representative (for itself and on behalf of the Initial Additional Pari Passu Secured Parties) and each additional Authorized Representative (for itself and on behalf of the Additional Pari Passu Secured Parties of the applicable Series) agree as follows:

ARTICLE I

Definitions

SECTION 1.01     Certain Defined Terms. Capitalized terms used but not otherwise defined herein have the meanings set forth in the Credit Agreement or, if defined in the New York UCC, the meanings specified therein. As used in this Agreement, the following terms have the meanings specified below:

“ABL Collateral Agent” means Bank of America, N.A., in its capacity as collateral agent under the ABL Credit Agreement, and its successors and permitted assigns.

“ABL Credit Agreement“ means that certain Second Amended and Restated Credit Agreement, dated as of September 2, 2011, among the Company, as lead borrower, the Guarantors, the lenders party thereto and Bank of America, N.A., as administrative agent and collateral agent, as the same may be amended, restated, supplemented, replaced, refinanced or increased (to the extent any such replacement, refinancing or increase has been designated as an “ABL Credit Agreement” for purposes of the ABL Intercreditor Agreement).

“ABL Intercreditor Agreement” shall mean that certain Amended and Restated Intercreditor Agreement, dated as of April 16, 2020, among the Company, the other Grantors, the ABL Collateral Agent, JPMCB, in its capacity as First Lien Term Agent (as defined in the ABL Intercreditor Agreement), Wilmington Trust, in its capacity as First Lien Notes Agent (as defined in the ABL Intercreditor Agreement) and each additional agent from time to time party thereto, as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time in accordance with its terms.

“Additional Pari Passu Collateral Agent” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Additional Pari Passu Documents” means, with respect to the Initial Additional Pari Passu Obligations or any Series of Additional Senior Class Debt, the notes, indentures, security documents and other operative agreements evidencing or governing such indebtedness and liens securing such indebtedness, including the Initial Additional Pari Passu Documents and the Additional Pari Passu Security Documents and each other agreement entered into for the purpose of securing the Initial Additional Pari Passu Obligations or any Series of Additional Senior Class Debt; provided that, in each case, the Indebtedness thereunder (other than the Initial Additional Pari Passu Obligations) has been designated as Additional Pari Passu Obligations pursuant to Section 5.13.

“Additional Pari Passu Obligations” means all amounts owing to any Additional Pari Passu Secured Party (including the Initial Additional Pari Passu Secured Parties) pursuant to the terms of any Additional Pari Passu Document (including the Initial Additional Pari Passu Documents), including, without limitation, all amounts in respect of any principal, premium, interest (including any interest, fees, and expenses accruing subsequent to the commencement of an Insolvency or Liquidation Proceeding at the rate provided for in the respective Additional Pari Passu Document, whether or not such interest, fees, or expenses is an allowed claim under any such proceeding or under applicable state, federal or foreign law), penalties, fees, expenses, indemnifications, reimbursements, damages and other liabilities, and guarantees of the foregoing amounts.

“Additional Pari Passu Secured Party” means the holders of any Additional Pari Passu Obligations and any Authorized Representative with respect thereto, and shall include the Initial Additional Pari Passu Secured Parties.

“Additional Pari Passu Security Documents” means any security agreement or any other document now existing or entered into after the date hereof that create Liens on any assets or properties of any Grantor to secure the Additional Pari Passu Obligations, including the Initial Additional Pari Passu Security Documents.

“Additional Senior Class Debt” has the meaning assigned to such term in Section 5.13.

“Additional Senior Class Debt Parties” has the meaning assigned to such term in Section 5.13.

“Additional Senior Class Debt Representative” has the meaning assigned to such term in Section 5.13.

“Administrative Agent“ has the meaning assigned to such term in the definition of “Credit Agreement”.

“Agreement” has the meaning assigned to such term in the introductory paragraph of this Agreement.

 “Applicable Authorized Representative” means, with respect to any Shared Collateral, (i) until the earlier of (x) the Discharge of Credit Agreement Obligations and (y) the Non-Controlling Authorized Representative Enforcement Date, the Administrative Agent and (ii) from and after the earlier of (x) the Discharge of Credit Agreement Obligations and (y) the Non-Controlling Authorized Representative Enforcement Date, the Major Non-Controlling Authorized Representative.

“Applicable Collateral Agent“ means (i) until the earlier of (x) Discharge of Credit Agreement Obligations and (y) the Non-Controlling Authorized Representative Enforcement Date, the Credit Agreement Collateral Agent and (ii) from and after the earlier of (x) the Discharge of Credit Agreement Obligations and (y) the Non-Controlling Authorized Representative Enforcement Date, the Additional Pari Passu Collateral Agent. Upon the Additional Pari Passu Collateral Agent becoming the Applicable Collateral Agent, it shall provide a notice to the ABL Collateral Agent that it shall be the “Controlling Term Loan/Notes Agent” for all purposes under the ABL Intercreditor Agreement.

“Authorized Representative” means, at any time, (i) in the case of any Credit Agreement Obligations or the Credit Agreement Secured Parties, the Administrative Agent, (ii) in the case of the Initial Additional Pari Passu Obligations or the Initial Additional Pari Passu Secured Parties, the Initial Additional Authorized Representative, and (iii) in the case of any other Series of Additional Pari Passu Obligations or Additional Pari Passu Secured Parties that become subject to this Agreement after the date hereof, the Authorized Representative named for such Series in the applicable Joinder Agreement.

“Bankruptcy Case” has the meaning assigned to such term in Section 2.05(b).

“Bankruptcy Code” means Title 11 of the United States Code, as amended.

“Bankruptcy Law” means the Bankruptcy Code and any similar Federal, state or foreign law for the relief of debtors.

“Collateral” means all assets and properties subject to Liens created pursuant to any Pari Passu Security Document to secure one or more Series of Pari Passu Obligations.

“Collateral Agent” means (i) in the case of any Credit Agreement Obligations, the Credit Agreement Collateral Agent and (ii) in the case of the Additional Pari Passu Obligations, the Additional Pari Passu Collateral Agent.

“Company” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Controlling Secured Parties” means, with respect to any Shared Collateral, (i) at any time when the Credit Agreement Collateral Agent is the Applicable Collateral Agent, the Credit Agreement Secured Parties and (ii) at any other time, the Series of Pari Passu Secured Parties whose Authorized Representative is the Applicable Authorized Representative for such Shared Collateral.

“Credit Agreement” means that certain Credit Agreement, dated as of February 24, 2011, among the Company, the guarantors party thereto, the lenders from time to time party thereto, JPMCB, as administrative agent (in such capacity and together with its successors in such capacity, the “Administrative Agent”) and the other parties thereto, as amended, restated, supplemented, modified, replaced and/or Refinanced from time to time.

“Credit Agreement Collateral Agent” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Credit Agreement Obligations” means all Obligations as defined in the Credit Agreement.

“Credit Agreement Secured Parties“ means the “Secured Parties” as defined in the Credit Agreement.

“Credit Agreement Security Documents” means the Security Agreement, the Pledge Agreement, the other Security Documents (as defined in the Credit Agreement) and each other agreement entered into in favor of the Credit Agreement Collateral Agent for the purpose of securing any Credit Agreement Obligations.

“DIP Financing” has the meaning assigned to such term in Section 2.05(b).

“DIP Financing Liens” has the meaning assigned to such term in Section 2.05(b).

“DIP Lenders” has the meaning assigned to such term in Section 2.05(b).

“Discharge“ means, with respect to any Shared Collateral and any Series of Pari Passu Obligations, the date on which such Series of Pari Passu Obligations is no longer secured by such Shared Collateral in accordance with the terms of the documents governing such Series. The term “Discharged” shall have a corresponding meaning.

“Discharge of Credit Agreement Obligations” means, with respect to any Shared Collateral, the Discharge of the Credit Agreement Obligations with respect to such Shared Collateral; provided that the Discharge of Credit Agreement Obligations shall not be deemed to have occurred in connection with a Refinancing of such Credit Agreement Obligations with additional Pari Passu Obligations secured by such Shared Collateral under an Additional Pari Passu Document which has been designated in writing by the Administrative Agent (under the Credit Agreement so Refinanced) to the Additional Pari Passu Collateral Agent and each other Authorized Representative as the “Credit Agreement” for purposes of this Agreement.

“Event of Default“ means an “Event of Default” (or similarly defined term) as defined in any Secured Credit Document.

“Grantors” means the Company and each of the Facility Guarantors (as defined in the Credit Agreement) and each other Subsidiary of the Company which has granted a security interest pursuant to any Pari Passu Security Document to secure any Series of Pari Passu Obligations. The Grantors existing on the date hereof are set forth in Annex I hereto.

“Impairment” has the meaning assigned to such term in Section 1.03.

“Initial Additional Authorized Representative” has the meaning assigned to such term in the introductory paragraph of this Agreement.

 “Initial Additional Pari Passu Agreement” means that certain Indenture, dated as of April 16, 2020, among the Company, the Guarantors identified therein, and Wilmington Trust, as trustee (in such capacity, the “Trustee”) and Wilmington Trust, as collateral agent, as amended, restated, supplemented, modified, replaced and/or Refinanced from time to time.

“Initial Additional Pari Passu Documents” means the Initial Additional Pari Passu Agreement, the notes issued thereunder, the Initial Additional Pari Passu Security Documents and any security documents and other operative agreements evidencing or governing the Indebtedness thereunder, and the liens securing such Indebtedness, including any agreement entered into for the purpose of securing the Initial Additional Pari Passu Obligations.

“Initial Additional Pari Passu Obligations” means the Secured Obligations as such term is defined in the Initial Additional Pari Passu Security Agreement.

“Initial Additional Pari Passu Pledge Agreement” means the pledge agreement, dated as of the date hereof, among the Company, the Additional Pari Passu Collateral Agent and the other parties thereto, as amended, restated, supplemented, modified or replaced from time to time.

“Initial Additional Pari Passu Secured Parties” means the Additional Pari Passu Collateral Agent, the Initial Additional Authorized Representative and the holders of the Initial Additional Pari Passu Obligations issued pursuant to the Initial Additional Pari Passu Agreement.

“Initial Additional Pari Passu IP Security Agreement” means the intellectual property security agreement, dated as of the date hereof, among the Company, the Additional Pari Passu Collateral Agent and the other parties thereto, as amended, restated, supplemented, modified or replaced from time to time.

“Initial Additional Pari Passu Security Agreement” means the security agreement, dated as of the date hereof, among the Company, the Additional Pari Passu Collateral Agent and the other parties thereto, as amended, restated, supplemented, modified or replaced from time to time.

“Initial Additional Pari Passu Security Documents” means the Initial Additional Pari Passu Security Agreement, the Initial Additional Pari Passu Pledge Agreement, the Initial Additional Pari Passu IP Security Agreement, the other Collateral Documents (as defined in the Initial Additional Pari Passu Agreement) and each other agreement entered into in favor of the Additional Pari Passu Collateral Agent for the purpose of securing any Initial Additional Pari Passu Obligations.

“Insolvency or Liquidation Proceeding” means:

(1)           any case or proceeding commenced by or against the Company or any other Grantor under any Bankruptcy Law, any other case or proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of the Company or any other Grantor, any receivership or assignment for the benefit of creditors relating to the Company or any other Grantor or any similar case or proceeding relative to the Company or any other Grantor or its creditors, as such, in each case whether or not voluntary;

(2)           any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to the Company or any other Grantor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency; or

(3)           any other case or proceeding of any type or nature in which substantially all claims of creditors of the Company or any other Grantor are determined and any payment or distribution is or may be made on account of such claims.

“Intervening Creditor” has the meaning assigned to such term in Section 2.01(a).

“Joinder Agreement” means a joinder to this Agreement in the form of Annex II hereof required to be delivered by an Additional Senior Class Debt Representative to each Collateral Agent, each Authorized Representative and each Grantor pursuant to Section 5.13 hereof in order to establish an additional Series of Additional Pari Passu Obligations and add Additional Pari Passu Secured Parties hereunder.

 “JPMCB” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien (statutory or otherwise), pledge, hypothecation, encumbrance, collateral assignment, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“Major Non-Controlling Authorized Representative” means, with respect to any Shared Collateral, the Authorized Representative of the Series of Additional Pari Passu Obligations that constitutes the largest outstanding principal amount of any then outstanding Series of Pari Passu Obligations with respect to such Shared Collateral.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Non-Controlling Authorized Representative” means, at any time with respect to any Shared Collateral, any Authorized Representative that is not the Applicable Authorized Representative at such time with respect to such Shared Collateral.

“Non-Controlling Authorized Representative Enforcement Date” means, with respect to any Non-Controlling Authorized Representative, the date which is 90 days (throughout which 90 day period such Non-Controlling Authorized Representative was the Major Non-Controlling Authorized Representative) after the occurrence of both (i) an Event of Default (under and as defined in the Additional Pari Passu Document under which such Non-Controlling Authorized Representative is the Authorized Representative) and (ii) each Collateral Agent’s and each other Authorized Representative’s receipt of written notice from such Non-Controlling Authorized Representative certifying that (x) such Non-Controlling Authorized Representative is the Major Non-Controlling Authorized Representative and that an Event of Default (under and as defined in the Additional Pari Passu Document under which such Non-Controlling Authorized Representative is the Authorized Representative) has occurred and is continuing and (y) the Additional Pari Passu Obligations of the Series with respect to which such Non-Controlling Authorized Representative is the Authorized Representative are currently due and payable in full (whether as a result of acceleration thereof or otherwise) in accordance with the terms of the applicable Additional Pari Passu Document; provided that the Non-Controlling Authorized Representative Enforcement Date shall be stayed and shall not occur and shall be deemed not to have occurred with respect to any Shared Collateral (1) at any time the Administrative Agent or the Credit Agreement Collateral Agent has commenced and is diligently pursuing any enforcement action with respect to such Shared Collateral, (2) at any time the Grantor which has granted a security interest in such Shared Collateral is then a debtor under or with respect to (or otherwise subject to) any Insolvency or Liquidation Proceeding or (3) at any time the Credit Agreement Collateral Agent is stayed from exercising remedies with respect to a material portion of the Shared Collateral pursuant to the ABL Intercreditor Agreement.

 “Non-Controlling Secured Parties” means, with respect to any Shared Collateral, the Pari Passu Secured Parties which are not Controlling Secured Parties with respect to such Shared Collateral.

“Pari Passu Obligations” means, collectively, (i) the Credit Agreement Obligations and (ii) each Series of Additional Pari Passu Obligations.

“Pari Passu Secured Parties” means (i) the Credit Agreement Secured Parties and (ii) the Additional Pari Passu Secured Parties with respect to each Series of Additional Pari Passu Obligations.

“Pari Passu Security Documents” means, collectively, (i) the Credit Agreement Security Documents and (ii) the Additional Pari Passu Security Documents.

“Pledge Agreement” means the Pledge Agreement, dated as of February 24, 2011, among the Company, the Credit Agreement Collateral Agent and the other parties thereto, as amended, restated, supplemented, modified or replaced from time to time.

“Possessory Collateral” means any Shared Collateral in the possession of a Collateral Agent (or its agents or bailees), to the extent that possession thereof perfects a Lien thereon under the Uniform Commercial Code of any jurisdiction. Possessory Collateral includes, without limitation, any Investment Property, Instruments, and Chattel Paper (each as defined in the Security Agreement), in each case, delivered to or in the possession of a Collateral Agent under the terms of the Pari Passu Security Documents.

“Proceeds” has the meaning assigned to such term in Section 2.01(a).

“Refinance“ means, in respect of any indebtedness, to refinance, or replace, or to issue other indebtedness or enter alternative financing arrangements, in exchange or replacement for such indebtedness (in whole or in part), including by adding or replacing lenders, creditors, agents, borrowers and/or guarantors, and including in each case, but not limited to, after the original instrument giving rise to such indebtedness has been terminated and including, in each case, through any credit agreement, indenture or other agreement. “Refinanced” and “Refinancing” have correlative meanings.

“Secured Credit Document” means (i) the Credit Agreement and each Loan Document (as defined in the Credit Agreement), (ii) the Initial Additional Pari Passu Agreement and each Initial Additional Pari Passu Document, and (iii) each Additional Pari Passu Document.

“Security Agreement” means the Security Agreement, dated as of February 24, 2011, among the Company, the Credit Agreement Collateral Agent and the other parties thereto, as amended, restated, supplemented, modified or replaced from time to time.

“Series” means (a) with respect to the Pari Passu Secured Parties, each of (i) the Credit Agreement Secured Parties (in their capacities as such), (ii) the Initial Additional Pari Passu Secured Parties (in their capacities as such), and (iii) the Additional Pari Passu Secured Parties that become subject to this Agreement after the date hereof that are represented by a common Authorized Representative (in its capacity as such for such Additional Pari Passu Secured Parties) and (b) with respect to any Pari Passu Obligations, each of (i) the Credit Agreement Obligations, (ii) the Initial Additional Pari Passu Obligations, and (iii) the Additional Pari Passu Obligations incurred pursuant to any Additional Pari Passu Document, which pursuant to any Joinder Agreement, are to be represented hereunder by a common Authorized Representative (in its capacity as such for such Additional Pari Passu Obligations).

“Shared Collateral” means, at any time, Collateral in which the holders of two or more Series of Pari Passu Obligations hold a valid and perfected security interest at such time. If more than two Series of Pari Passu Obligations are outstanding at any time and the holders of less than all Series of Pari Passu Obligations hold a valid and perfected security interest in any Collateral at such time, then such Collateral shall constitute Shared Collateral for those Series of Pari Passu Obligations that hold a valid and perfected security interest in such Collateral at such time and shall not constitute Shared Collateral for any Series which does not have a valid and perfected security interest in such Collateral at such time.

“Wilmington Trust” has the meaning assigned to such term in the introductory paragraph of this Agreement.

SECTION 1.02     Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument, other document, statute or regulation herein shall be construed as referring to such agreement, instrument, other document, statute or regulation as from time to time amended, supplemented or otherwise modified, (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, but shall not be deemed to include the subsidiaries of such Person unless express reference is made to such subsidiaries, (iii) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Articles, Sections and Annexes shall be construed to refer to Articles, Sections and Annexes of this Agreement, (v) unless otherwise expressly qualified herein, the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (vi) the term “or” is not exclusive.

SECTION 1.03     Impairments. It is the intention of the Pari Passu Secured Parties of each Series that the holders of Pari Passu Obligations of such Series (and not the Pari Passu Secured Parties of any other Series) bear the risk of (i) any determination by a court of competent jurisdiction that (x) any of the Pari Passu Obligations of such Series are unenforceable under applicable law or are subordinated to any other obligations (other than another Series of Pari Passu Obligations), (y) any of the Pari Passu Obligations of such Series do not have an enforceable security interest in any of the Collateral securing any other Series of Pari Passu Obligations and/or (z) any intervening security interest exists securing any other obligations (other than another Series of Pari Passu Obligations) on a basis ranking prior to the security interest of such Series of Pari Passu Obligations but junior to the security interest of any other Series of Pari Passu Obligations or (ii) the existence of any Collateral for any other Series of Pari Passu Obligations that is not Shared Collateral (any such condition referred to in the foregoing clauses (i) or (ii) with respect to any Series of Pari Passu Obligations, an “Impairment” of such Series); provided, that the existence of a maximum claim with respect to any real property subject to a mortgage which applies to all Pari Passu Obligations shall not be deemed to be an Impairment of any Series of Pari Passu Obligations. In the event of any Impairment with respect to any Series of Pari Passu Obligations, the results of such Impairment shall be borne solely by the holders of such Series of Pari Passu Obligations, and the rights of the holders of such Series of Pari Passu Obligations (including, without limitation, the right to receive distributions in respect of such Series of Pari Passu Obligations pursuant to Section 2.01) set forth herein shall be modified to the extent necessary so that the effects of such Impairment are borne solely by the holders of the Series of such Pari Passu Obligations subject to such Impairment. Additionally, in the event the Pari Passu Obligations of any Series are modified pursuant to applicable law (including, without limitation, pursuant to Section 1129 of the Bankruptcy Code), any reference to such Pari Passu Obligations or the Pari Passu Security Documents governing such Pari Passu Obligations shall refer to such obligations or such documents as so modified.

SECTION 1.04     Additional First Lien Obligations. It is  hereby agreed that (i) all obligations of the Grantors under the Initial Additional Pari Passu Documents and (ii) all Additional Pari Passu Obligations are hereby designated as “Additional First Lien Obligations” for all purposes under this Agreement, the Credit Agreement, the Credit Agreement Security Documents, the Initial Additional Pari Passu Agreement, the Initial Additional Pari Passu Documents, all Additional Pari Passu Documents, and all operative agreements evidencing or governing any Pari Passu Obligations.

ARTICLE II

Priorities and Agreements with Respect to Shared Collateral

SECTION 2.01     Priority of Claims.

(a)           Anything contained herein or in any of the Secured Credit Documents to the contrary notwithstanding (but subject to Section 1.03 and the ABL Intercreditor Agreement), if an Event of Default has occurred and is continuing, and the Applicable Collateral Agent or any Pari Passu Secured Party is taking action to enforce rights in respect of any Shared Collateral, or any distribution is made in respect of any Shared Collateral in any Insolvency or Liquidation Proceeding of the Company or any other Grantor or any Pari Passu Secured Party receives any payment pursuant to any intercreditor agreement (other than this Agreement) with respect to any Shared Collateral, the proceeds of any sale, collection or other liquidation of any such Collateral by any Pari Passu Secured Party or received by the Applicable Collateral Agent or any Pari Passu Secured Party pursuant to any such intercreditor agreement with respect to such Shared Collateral and proceeds of any such distribution (subject, in the case of any such payments, proceeds, or distribution, to the sentence immediately following) to which the Pari Passu Obligations are entitled under any intercreditor agreement (other than this Agreement) (all payments, distributions, proceeds of any sale, collection or other liquidation of any Collateral and all proceeds of any such distribution being collectively referred to as “Proceeds”), shall be applied (i) FIRST, to the payment of all amounts owing to each Collateral Agent (in its capacity as such) pursuant to the terms of any Secured Credit Document, (ii) SECOND, subject to Section 1.03, to the payment in full of the Pari Passu Obligations of each Series on a ratable basis, with such Proceeds to be applied to the Pari Passu Obligations of a given Series in accordance with the terms of the applicable Secured Credit Documents and (iii) THIRD, after payment of all Pari Passu Obligations, to the Company and the other Grantors or their successors or assigns, as their interests may appear, or to whosoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct. Notwithstanding the foregoing, with respect to any Shared Collateral for which a third party (other than a Pari Passu Secured Party) has a lien or security interest that is junior in priority to the security interest of any Series of Pari Passu Obligations but senior (as determined by appropriate legal proceedings in the case of any dispute) to the security interest of any other Series of Pari Passu Obligations (such third party, an “Intervening Creditor”), the value of any Shared Collateral or Proceeds which are allocated to such Intervening Creditor shall be deducted on a ratable basis solely from the Shared Collateral or Proceeds to be distributed in respect of the Series of Pari Passu Obligations with respect to which such Impairment exists.

(b)           It is acknowledged that the Pari Passu Obligations of any Series may, subject to the limitations set forth in the then extant Secured Credit Documents, be increased, extended, renewed, restated, supplemented, restructured, repaid, refunded, Refinanced or otherwise amended or modified from time to time, all without affecting the priorities set forth in Section 2.01(a) or the provisions of this Agreement defining the relative rights of the Pari Passu Secured Parties of any Series.

(c)           Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing any Series of Pari Passu Obligations granted on the Shared Collateral and notwithstanding any provision of the Uniform Commercial Code of any jurisdiction, or any other applicable law or the Secured Credit Documents or any defect or deficiencies in the Liens securing the Pari Passu Obligations of any Series or any other circumstance whatsoever (but, in each case, subject to Section 1.03), each Pari Passu Secured Party hereby agrees that the Liens securing each Series of Pari Passu Obligations on any Shared Collateral shall be of equal priority.

SECTION 2.02     Actions with Respect to Shared Collateral; Prohibition on Contesting Liens.

(a)           Subject to the ABL Intercreditor Agreement, only the Applicable Collateral Agent shall act or refrain from acting with respect to any Shared Collateral (including with respect to any intercreditor agreement with respect to any Shared Collateral). At any time when the Credit Agreement Collateral Agent is the Applicable Collateral Agent, no Additional Pari Passu Secured Party shall or shall instruct any Collateral Agent to, commence any judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its security interest in or realize upon, or take any other action available to it in respect of, any Shared Collateral (including with respect to any intercreditor agreement with respect to any Shared Collateral), whether under any Additional Pari Passu Security Document, applicable law or otherwise, it being agreed that only the Credit Agreement Collateral Agent, acting in accordance with the Credit Agreement Security Documents, shall be entitled to take any such actions or exercise any such remedies with respect to Shared Collateral at such time; provided that, notwithstanding the foregoing, (i) in any Insolvency or Liquidation Proceeding, any Collateral Agent or any other Pari Passu Secured Party may file a proof of claim or statement of interest with respect to the Pari Passu Obligations owed to the Pari Passu Secured Parties; (ii) any Collateral Agent or any other Pari Passu Secured Party may take any action to preserve or protect the validity and enforceability of the Liens granted in favor of Pari Passu Secured Parties, provided that no such action is, or could reasonably be expected to be, (A) adverse, in any material respect, to the Liens granted in favor of the Controlling Secured Parties or the rights of the Controlling Collateral Agent or any other Controlling Secured Parties to exercise remedies in respect thereof or (B) otherwise inconsistent with the terms of this Agreement or the ABL Intercreditor Agreement; and (iii) any Collateral Agent or any other Pari Passu Secured Party may file any responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims or Liens of such Pari Passu Secured Party, including any claims secured by the Shared Collateral, in each case, to the extent not inconsistent with the terms of this Agreement and the ABL Intercreditor Agreement.

(b)           With respect to any Shared Collateral at any time when the Additional Pari Passu Collateral Agent is the Applicable Collateral Agent, (i) the Additional Pari Passu Collateral Agent shall act only on the instructions of the Applicable Authorized Representative, (ii) the Additional Collateral Agent shall not follow any instructions with respect to such Shared Collateral (including with respect to any intercreditor agreement with respect to any Shared Collateral) from any Non-Controlling Authorized Representative (or any other Pari Passu Secured Party other than the Applicable Authorized Representative) and (iii) no Non-Controlling Authorized Representative or other Pari Passu Secured Party (other than the Applicable Authorized Representative) shall or shall instruct the Additional Pari Passu Collateral Agent to, commence any judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its security interest in or realize upon, or take any other action available to it in respect of, any Shared Collateral (including with respect to any intercreditor agreement with respect to any Shared Collateral), whether under any Pari Passu Security Document, applicable law or otherwise, it being agreed that only the Additional Collateral Agent, acting on the instructions of the Applicable Authorized Representative and in accordance with the Additional Pari Passu Security Documents, shall be entitled to take any such actions or exercise any such remedies with respect to Shared Collateral.

(c)           Notwithstanding the equal priority of the Liens on the Shared Collateral securing each Series of Pari Passu Obligations, the Applicable Collateral Agent (in the case of the Additional Pari Passu Collateral Agent, acting on the instructions of the Applicable Authorized Representative) may deal with the Shared Collateral as if such Applicable Collateral Agent had a senior Lien on such Collateral. No Non-Controlling Authorized Representative or Non-Controlling Secured Party will contest, protest or object to any foreclosure proceeding or action brought by the Applicable Collateral Agent, the Applicable Authorized Representative or the Controlling Secured Party or any other exercise by the Applicable Collateral Agent, the Applicable Authorized Representative or the Controlling Secured Party of any rights and remedies relating to the Shared Collateral, or to cause the Applicable Collateral Agent to do so. The foregoing shall not be construed to limit the rights and priorities of any Pari Passu Secured Party, the Applicable Collateral Agent or any Authorized Representative with respect to any Collateral not constituting Shared Collateral.

(d)           Each of the Pari Passu Secured Parties agrees that it will not (and hereby waives any right to) question or contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the perfection, priority, validity, attachment or enforceability of a Lien held by or on behalf of any of the Pari Passu Secured Parties in all or any part of the Collateral, or the provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any Collateral Agent or any Authorized Representative to enforce this Agreement.

SECTION 2.03     No Interference; Payment Over.

(a)           Each Pari Passu Secured Party agrees that (i) it will not challenge or question in any proceeding (including any Insolvency or Liquidation Proceeding) the validity or enforceability of any Pari Passu Obligations of any Series or any Pari Passu Security Document or the validity, attachment, perfection or priority of any Lien under any Pari Passu Security Document or the validity or enforceability of the priorities, rights or duties established by or other provisions of this Agreement; (ii) it will not take or cause to be taken any action the purpose or intent of which is, or could be, to interfere, hinder or delay, in any manner, whether by judicial proceedings or otherwise, any sale, transfer or other disposition of the Shared Collateral by the Applicable Collateral Agent, (iii) except as provided in Section 2.02, it shall have no right to (A) direct the Applicable Collateral Agent or any other Pari Passu Secured Party to exercise any right, remedy or power with respect to any Shared Collateral (including pursuant to any intercreditor agreement) or (B) consent to the exercise by the Applicable Collateral Agent or any other Pari Passu Secured Party of any right, remedy or power with respect to any Shared Collateral, (iv) it will not institute any suit or assert in any suit, Insolvency or Liquidation Proceeding or other proceeding any claim against the Applicable Collateral Agent or any other Pari Passu Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise with respect to any Shared Collateral, and none of the Applicable Collateral Agent, any Applicable Authorized Representative or any other Pari Passu Secured Party shall be liable for any action taken or omitted to be taken by the Applicable Collateral Agent, such Applicable Authorized Representative or other Pari Passu Secured Party with respect to any Shared Collateral in accordance with the provisions of this Agreement, (v) it will not seek, and hereby waives any right, to have any Shared Collateral or any part thereof marshaled upon any foreclosure or other disposition of such Collateral and (vi) it will not attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any of the Applicable Collateral Agent or any other Pari Passu Secured Party to enforce this Agreement.

(b)           Each Pari Passu Secured Party hereby agrees that if it shall obtain possession of any Shared Collateral or shall realize any proceeds or payment in respect of any such Shared Collateral, pursuant to any Pari Passu Security Document or by the exercise of any rights available to it under applicable law or in any Insolvency or Liquidation Proceeding or through any other exercise of remedies (including pursuant to any intercreditor agreement), at any time prior to the Discharge of each of the Pari Passu Obligations, then it shall hold such Shared Collateral, proceeds or payment in trust for the other Pari Passu Secured Parties and promptly transfer such Shared Collateral, proceeds or payment, as the case may be, to the Applicable Collateral Agent, to be distributed in accordance with the provisions of Section 2.01 hereof.

SECTION 2.04     Automatic Release of Liens; Amendments to Pari Passu Security Documents.

(a)           If, at any time the Applicable Collateral Agent forecloses upon or otherwise exercises remedies against any Shared Collateral resulting in a sale or disposition thereof, then (whether or not any Insolvency or Liquidation Proceeding is pending at the time) the Liens in favor of the other Collateral Agent for the benefit of each Series of Pari Passu Secured Parties upon such Shared Collateral will automatically be released and discharged as and when, but only to the extent, such Liens of the Applicable Collateral Agent on such Shared Collateral are released and discharged; provided that any proceeds of any Shared Collateral realized therefrom shall be applied pursuant to Section 2.01.

(b)           Each Collateral Agent and Authorized Representative agrees to execute and deliver (at the sole cost and expense of the Grantors) all such authorizations and other instruments as shall reasonably be requested by the Applicable Collateral Agent or any Grantor to evidence and confirm any release of Shared Collateral provided for in this Section.

SECTION 2.05     Certain Agreements with Respect to Bankruptcy or Insolvency Proceedings.

(a)           This Agreement shall continue in full force and effect notwithstanding the commencement of any Insolvency or Liquidation Proceeding (including any case or proceeding under the Bankruptcy Code or any other Bankruptcy Law or similar law by or against the Company or any of its Subsidiaries.

(b)           If the Company and/or any other Grantor shall become subject to a case (a “Bankruptcy Case”) under the Bankruptcy Code and shall, as debtor(s)-in-possession, move for approval of financing (“DIP Financing”) to be provided by one or more lenders (the “DIP Lenders”) under Section 364 of the Bankruptcy Code or any equivalent provision of any other Bankruptcy Law and/or the use of cash collateral under Section 363 of the Bankruptcy Code or any equivalent provision of any other Bankruptcy Law, each Pari Passu Secured Party (other than any Controlling Secured Party or Authorized Representative of any Controlling Secured Party) agrees that it will raise no objection to any such financing or to the Liens on the Shared Collateral securing the same (“DIP Financing Liens”) or to any use of cash collateral that constitutes Shared Collateral, unless any Controlling Secured Party, or an Authorized Representative of any Controlling Secured Party, shall then oppose or object to such DIP Financing or such DIP Financing Liens and/or use of cash collateral (and (i) to the extent that such DIP Financing Liens are senior to the Liens on any such Shared Collateral for the benefit of the Controlling Secured Parties, each Non-Controlling Secured Party will subordinate its Liens with respect to such Shared Collateral on the same terms as the Liens of the Controlling Secured Parties (other than any Liens of any Pari Passu Secured Parties constituting DIP Financing Liens) are subordinated thereto, and (ii) to the extent that such DIP Financing Liens rank pari passu with the Liens on any such Shared Collateral granted to secure the Pari Passu Obligations of the Controlling Secured Parties, each Non-Controlling Secured Party will confirm the priorities with respect to such Shared Collateral as set forth herein), in each case so long as (A) the Pari Passu Secured Parties of each Series retain the benefit of their Liens on all such Shared Collateral pledged to the DIP Lenders, including proceeds thereof arising after the commencement of such proceeding, with the same priority vis-à-vis all the other Pari Passu Secured Parties (other than any Liens of the Pari Passu Secured Parties constituting DIP Financing Liens) as existed prior to the commencement of the Bankruptcy Case, (B) the Pari Passu Secured Parties of each Series are granted Liens on any additional collateral pledged to any Pari Passu Secured Parties as adequate protection or otherwise in connection with such DIP Financing and/or use of cash collateral, with the same priority vis-à-vis the Pari Passu Secured Parties as set forth in this Agreement (other than any Liens of the Pari Passu Secured Parties constituting DIP Financing Liens), (C) if any amount of such DIP Financing and/or cash collateral is applied to repay any of the Pari Passu Obligations, such amount is applied pursuant to Section 2.01, and (D) if any Pari Passu Secured Parties are granted adequate protection, including in the form of periodic payments in cash, in connection with such DIP Financing and/or use of cash collateral, the cash proceeds of such adequate protection are applied pursuant to Section 2.01; provided that the Pari Passu Secured Parties of each Series shall have a right to object to the grant of a Lien to secure the DIP Financing over any Collateral subject to Liens in favor of the Pari Passu Secured Parties of such Series or its Authorized Representative that shall not constitute Shared Collateral; and provided, further, that the Pari Passu Secured Parties receiving adequate protection shall not object to any other Pari Passu Secured Party receiving adequate protection comparable to any adequate protection granted to such Pari Passu Secured Parties in connection with a DIP Financing and/or use of cash collateral.

SECTION 2.06     Reinstatement. In the event that any of the Pari Passu Obligations shall be paid in full and such payment or any part thereof shall subsequently, for whatever reason (including an order or judgment for disgorgement or avoidance of a preference or fraudulent transfer under the Bankruptcy Code, any Bankruptcy Law or any similar law, or the settlement of any claim in respect thereof), be required to be returned or repaid, the terms and conditions of this Article II shall be fully applicable thereto until all such Pari Passu Obligations shall again have been paid in full (other than contingent obligations).

SECTION 2.07     Insurance. As between the Pari Passu Secured Parties, the Applicable Collateral Agent, (and in the case of the Additional Pari Passu Collateral Agent, acting at the direction of the Applicable Authorized Representative), shall have the right to adjust or settle any insurance policy or claim covering or constituting Shared Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the Shared Collateral.

SECTION 2.08     Refinancings. The Pari Passu Obligations of any Series may be amended, restated, extended, renewed, increased, registered, defeased, restructured, refunded, repaid, modified, supplemented or otherwise Refinanced, in whole or in part, in each case, without notice to, or the consent (except to the extent a consent is otherwise required to permit the Refinancing transaction under any Secured Credit Document) of any Pari Passu Secured Party of any other Series, all without affecting the priorities provided for herein or the other provisions hereof; provided that the Authorized Representative of the holders of any such Refinancing indebtedness shall have executed a Joinder Agreement on behalf of the holders of such Refinancing indebtedness.

SECTION 2.09     Possessory Collateral Agent as Gratuitous Bailee for Perfection.

(a)           The Possessory Collateral shall be delivered to the Credit Agreement Collateral Agent and the Credit Agreement Collateral Agent agrees to hold any Shared Collateral constituting Possessory Collateral that is part of the Collateral in its possession or control (or in the possession or control of its agents or bailees) as gratuitous bailee for the benefit of each other Pari Passu Secured Party and any assignee solely for the purpose of perfecting the security interest granted in such Possessory Collateral, if any, pursuant to the applicable Pari Passu Security Documents, in each case, subject to the terms and conditions of this Section 2.10; provided that at any time the Credit Agreement Collateral Agent is not the Applicable Collateral Agent, the Credit Agreement Collateral Agent shall, at the request of the Additional Pari Passu Collateral Agent, promptly deliver all Possessory Collateral to the Additional Pari Passu Collateral Agent together with any necessary endorsements (or otherwise allow the Additional Pari Passu Collateral Agent to obtain control of such Possessory Collateral). The Company shall take such further action as reasonably requested by such Collateral Agent to effectuate the transfer contemplated hereby.

(b)           The Additional Pari Passu Collateral Agent agrees to hold any Shared Collateral constituting Possessory Collateral, from time to time in its possession, as gratuitous bailee for the benefit of each other Pari Passu Secured Party and any assignee, solely for the purpose of perfecting the security interest granted in such Possessory Collateral, if any, pursuant to the applicable Pari Passu Security Documents, in each case, subject to the terms and conditions of this Section 2.09.

(c)           The duties or responsibilities of each Collateral Agent under this Section 2.09 shall be limited solely to holding any Shared Collateral constituting Possessory Collateral as gratuitous bailee for the benefit of each other Pari Passu Secured Party for purposes of perfecting the Lien held by such Pari Passu Secured Parties therein.

SECTION 2.10     Amendments to Security Documents.

(a)           Without the prior written consent of the Credit Agreement Collateral Agent, the Additional Pari Passu Collateral Agent agrees that no Additional Pari Passu Security Document may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Additional Pari Passu Security Document would be prohibited by, or would require any Grantor to act or refrain from acting in a manner that would violate, any of the terms of this Agreement.

(b)           Without the prior written consent of the Additional Pari Passu Collateral Agent, the Credit Agreement Collateral Agent agrees that no Credit Agreement Security Document may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Credit Agreement Security Document would be prohibited by, or would require any Grantor to act or refrain from acting in a manner that would violate, any of the terms of this Agreement.

(c)           In making determinations required by this Section 2.10, each Collateral Agent may conclusively rely on an officer’s certificate of the Company.

ARTICLE III

Existence and Amounts of Liens and Obligations

SECTION 3.01     Determinations with Respect to Amounts of Liens and Obligations. Whenever a Collateral Agent or any Authorized Representative shall be required, in connection with the exercise of its rights or the performance of its obligations hereunder, to determine the existence or amount of any Pari Passu Obligations of any Series, or the Shared Collateral subject to any Lien securing the Pari Passu Obligations of any Series, it may request that such information be furnished to it in writing by each other Authorized Representative or Collateral Agent and shall be entitled to make such determination or not make any determination on the basis of the information so furnished; provided, however, that if an Authorized Representative or a Collateral Agent shall fail or refuse to reasonably promptly provide the requested information, the requesting Collateral Agent or Authorized Representative shall be entitled to make any such determination by such method as it may, in the exercise of its good faith judgment, determine, including by reliance upon a certificate of the Company. Each Collateral Agent and each Authorized Representative may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to any Grantor, any Pari Passu Secured Party or any other person as a result of such determination.

ARTICLE IV

The Applicable Collateral Agent

SECTION 4.01     Authority.

(a)           Notwithstanding any other provision of this Agreement, nothing herein shall be construed to impose any fiduciary or other duty on any Applicable Collateral Agent to any Non-Controlling Secured Party or give any Non-Controlling Secured Party the right to direct any Applicable Collateral Agent, except that each Applicable Collateral Agent shall be obligated to distribute proceeds of any Shared Collateral in accordance with Section 2.01 hereof.

(b)           In furtherance of the foregoing, each Non-Controlling Secured Party acknowledges and agrees that the Applicable Collateral Agent shall be entitled, for the benefit of the Pari Passu Secured Parties, to sell, transfer or otherwise dispose of or deal with any Shared Collateral as provided herein and in the Pari Passu Security Documents, as applicable, for which the Applicable Collateral Agent is the collateral agent of such Shared Collateral, without regard to any rights to which the Non-Controlling Secured Parties would otherwise be entitled as a result of the Pari Passu Obligations held by such Non-Controlling Secured Parties. Without limiting the foregoing, each Non-Controlling Secured Party agrees that none of the Applicable Collateral Agent, the Applicable Authorized Representative or any other Pari Passu Secured Party shall have any duty or obligation first to marshal or realize upon any type of Shared Collateral (or any other Collateral securing any of the Pari Passu Obligations), or to sell, dispose of or otherwise liquidate all or any portion of such Shared Collateral (or any other Collateral securing any Pari Passu Obligations), in any manner that would maximize the return to the Non-Controlling Secured Parties, notwithstanding that the order and timing of any such realization, sale, disposition or liquidation may affect the amount of proceeds actually received by the Non-Controlling Secured Parties from such realization, sale, disposition or liquidation. Each of the Pari Passu Secured Parties waives any claim it may now or hereafter have against any Collateral Agent or the Authorized Representative of any other Series of Pari Passu Obligations or any other Pari Passu Secured Party of any other Series arising out of (i) any actions which any Collateral Agent, Authorized Representative or the Pari Passu Secured Parties take or omit to take (including, actions with respect to the creation, perfection or continuation of Liens on any Collateral, actions with respect to the foreclosure upon, sale, release or depreciation of, or failure to realize upon, any of the Collateral and actions with respect to the collection of any claim for all or any part of the Pari Passu Obligations from any account debtor, guarantor or any other party) in accordance with the Pari Passu Security Documents or any other agreement related thereto or to the collection of the Pari Passu Obligations or the valuation, use, protection or release of any security for the Pari Passu Obligations, (ii) any election by any Applicable Authorized Representative or any holders of Pari Passu Obligations, in any Insolvency or Liquidation Proceeding of the application of Section 1111(b) of the Bankruptcy Code or any equivalent provision of any other Bankruptcy Law or (iii) subject to Section 2.05, any borrowing by, or grant of a security interest or administrative expense priority under Section 364 of the Bankruptcy Code or any equivalent provision of any other Bankruptcy Law, by the Company or any of its Subsidiaries, as debtor-in-possession. Notwithstanding any other provision of this Agreement, the Applicable Collateral Agent shall not accept any Shared Collateral in full or partial satisfaction of any Pari Passu Obligations pursuant to Section 9-620 of the Uniform Commercial Code of any jurisdiction, without the consent of each Authorized Representative representing holders of Pari Passu Obligations for whom such Collateral constitutes Shared Collateral.

SECTION 4.02   Exculpatory Provisions.  The Applicable Collateral Agent shall not have any duties or obligations to any Pari Passu Secured Party except those expressly set forth herein.  Without limiting the generality of the foregoing, the Applicable Collateral Agent:

(a)           shall not be subject to any fiduciary or other implied duties, regardless of whether an Event of Default has occurred and is continuing;

(b)           shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby; provided that the Applicable Collateral Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Applicable Collateral Agent to liability or that is contrary to this Agreement, the ABL Intercreditor Agreement or applicable law;

(c)           shall not, except as expressly set forth herein, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to a Grantor or any of its Affiliates that is communicated to or obtained by the Person serving as the Applicable Collateral Agent or any of its Affiliates in any capacity;

(d)           shall not, except as expressly set forth herein, be liable for any action taken or not taken by it (1) in the absence of its own gross negligence or willful misconduct as determined by a final order of a court of competent jurisdiction or (2) in reliance on a certificate from the Company stating that such action is permitted by the terms of this Agreement.  The Applicable Collateral Agent shall be deemed not to have knowledge of any Event of Default under any Series of Pari Passu Obligations unless and until notice describing such Event of Default and referencing the applicable Secured Credit Documents is given to the Applicable Collateral Agent;

(e)           shall not be responsible for or have any duty to ascertain or inquire into (1) any statement, warranty or representation made in or in connection with this Agreement or any other Secured Credit Document, (2) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (3) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default or Event of Default, (4) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Secured Credit Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Secured Credit Document, (5) the value or the sufficiency of any Collateral for any Series of Pari Passu Obligations, or (6) the satisfaction of any condition set forth in any Secured Credit Document, other than to confirm receipt of items expressly required to be delivered to the Applicable Collateral Agent under the terms of this Agreement; and

(f)            need not segregate money held hereunder from other funds except to the extent required by law and shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing.

ARTICLE V

Miscellaneous

SECTION 5.01     Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

(a)           if to the Credit Agreement Collateral Agent or the Administrative Agent, to it at 270 Park Ave., New York, New York 10017, Attention of: Jennifer Heard;

(b)           if to the Additional Pari Passu Collateral Agent or the Initial Additional Authorized Representative, to it at Wilmington Trust, National Association, 50 South Sixth Street, Suite 1290, Minneapolis, Minnesota 55402, Attention:  Burlington Coat Factory Warehouse Notes Administrator, Facsimile: (612) 217-5651;

(c)           if to any other Additional Authorized Representative, to it at the address set forth in the applicable Joinder Agreement.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt (if a Business Day) and on the next Business Day thereafter (in all other cases) if delivered by hand or overnight courier service or sent by telecopy or on the date three Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 5.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 5.01. As agreed to in writing among each Collateral Agent and each Authorized Representative from time to time, notices and other communications may also be delivered by e-mail to the e-mail address of a representative of the applicable person provided from time to time by such person.

SECTION 5.02     Waivers; Amendment; Joinder Agreements.

(a)           No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

(b)           Neither this Agreement nor any provision hereof may be terminated, waived, amended or modified (other than pursuant to any Joinder Agreement) except pursuant to an agreement or agreements in writing entered into by each Authorized Representative and each Collateral Agent (and with respect to any such termination, waiver, amendment or modification which by the terms of this Agreement requires the Company’s consent or which increases the obligations or reduces the rights of the Company or any other Grantor, with the consent of the Company).

(c)           Notwithstanding the foregoing, without the consent of any Pari Passu Secured Party, any Authorized Representative may become a party hereto by execution and delivery of a Joinder Agreement in accordance with Section 5.13 and upon such execution and delivery, such Authorized Representative and the Additional Pari Passu Secured Parties and Additional Pari Passu Obligations of the Series for which such Authorized Representative is acting shall be subject to the terms hereof and the terms of the Additional Pari Passu Security Documents applicable thereto.

(d)           Notwithstanding the foregoing, without the consent of any other Authorized Representative or Pari Passu Secured Party, the Collateral Agents may effect amendments and modifications to this Agreement to the extent necessary to reflect any incurrence of any Additional Pari Passu Obligations in compliance with the Credit Agreement and the other Secured Credit Documents.

SECTION 5.03     Parties in Interest. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other Pari Passu Secured Parties, all of whom are intended to be bound by, and to be third party beneficiaries of, this Agreement.

SECTION 5.04     Survival of Agreement. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement.

SECTION 5.05     Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 5.06     Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 5.07     GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 5.08     Submission to Jurisdiction Waivers; Consent to Service of Process. Each Collateral Agent and each Authorized Representative, on behalf of itself and the Pari Passu Secured Parties of the Series for whom it is acting, irrevocably and unconditionally:

(a)           submits for itself and its property in any legal action or proceeding relating to this Agreement and the Pari Passu Security Documents, or for recognition and enforcement of any judgment in respect thereof, to the non exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

(b)           consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)           agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person (or its Authorized Representative) at the address set forth in Section 5.01;

(d)           agrees that nothing herein shall affect the right of any other party hereto (or any Pari Passu Secured Party) to effect service of process in any other manner permitted by law or shall limit the right of any party hereto (or any Pari Passu Secured Party) to sue in any other jurisdiction; and

(e)           waives, to the maximum extent permitted by applicable law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 5.08 any special, exemplary, punitive, incidental or consequential damages.

SECTION 5.09     WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR FOR ANY COUNTERCLAIM THEREIN.

SECTION 5.10     Headings. Article, Section and Annex headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 5.11     Conflicts. In the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of any of the Pari Passu Security Documents or any of the other Secured Credit Documents, the provisions of this Agreement shall control.

SECTION 5.12     Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the Pari Passu Secured Parties in relation to one another. None of the Company, any other Grantor or any other creditor thereof shall have any rights or obligations hereunder, except as expressly provided in this Agreement (provided that nothing in this Agreement (other than Section 2.04, 2.05, 2.08, 2.09 or Article V) is intended to or will amend, waive or otherwise modify the provisions of the Credit Agreement or any Additional Pari Passu Documents), and none of the Company or any other Grantor may rely on the terms hereof (other than Sections 2.04, 2.05, 2.08, 2.09 and Article V). Nothing in this Agreement is intended to or shall impair the obligations of any Grantor, which are absolute and unconditional, to pay the Pari Passu Obligations as and when the same shall become due and payable in accordance with their terms.

SECTION 5.13     Additional Senior Debt. To the extent, but only to the extent permitted by the provisions of the Credit Agreement and the Additional Pari Passu Documents, the Company may incur additional indebtedness after the date hereof that is permitted by the Credit Agreement and the Additional Pari Passu Documents to be incurred and secured on an equal and ratable basis by the liens securing the Pari Passu Obligations (such indebtedness referred to as “Additional Senior Class Debt”). Any such Additional Senior Class Debt may be secured by a Lien and may be Guaranteed by the Grantors on a senior basis, in each case under and pursuant to the Additional Pari Passu Documents, if and subject to the condition that the Authorized Representative of any such Additional Senior Class Debt (each, a “Additional Senior Class Debt Representative”), acting on behalf of the holders of such Additional Indebtedness (such Authorized Representative and holders in respect of any Additional Senior Class Debt being referred to as the “Additional Senior Class Debt Parties”), becomes a party to this Agreement by satisfying the conditions set forth in clauses (i) through (iv) of the immediately succeeding paragraph.

In order for an Additional Senior Class Debt Representative to become a party to this Agreement,

(i) such Additional Senior Class Debt Representative, each Collateral Agent, each Authorized Representative and each Grantor shall have executed and delivered an instrument substantially in the form of Annex II (with such changes as may be reasonably approved by each Collateral Agent and such Additional Senior Class Debt Representative) pursuant to which such Additional Senior Class Debt Representative becomes an Authorized Representative hereunder, and the Additional Senior Class Debt in respect of which such Additional Senior Class Debt Representative is the Authorized Representative and the related Additional Senior Class Debt Parties become subject hereto and bound hereby;

(ii) the Company shall have (x) delivered to each Collateral Agent true and complete copies of each of the Additional Pari Passu Documents relating to such Additional Senior Class Debt, certified as being true and correct by a Responsible Officer of the Company and (y) identified in a certificate of an authorized officer the obligations to be designated as Additional Pari Passu Obligations and the initial aggregate principal amount or face amount thereof, which certificate shall state that such obligations are permitted to be incurred and secured on a pari passu basis with the Liens securing the then existing Pari Passu Obligations and by the terms of the then extant Secured Credit Documents;

(iii) all filings, recordations and/or amendments or supplements to the Pari Passu Security Documents necessary or desirable in the reasonable judgment of the Additional Pari Passu Collateral Agent to confirm and perfect the Liens securing the relevant obligations relating to such Additional Senior Class Debt shall have been made, executed and/or delivered (or, with respect to any such filings or recordations, acceptable provisions to perform such filings or recordings have been taken in the reasonable judgment of the Additional Pari Passu Collateral Agent), and all fees and taxes in connection therewith shall have been paid (or acceptable provisions to make such payments have been taken in the reasonable judgment of the Additional Pari Passu Collateral Agent); and

(iv) the Additional Pari Passu Documents, as applicable, relating to such Additional Senior Class Debt shall provide, in a manner reasonably satisfactory to each Collateral Agent, that each Additional Senior Class Debt Party with respect to such Additional Senior Class Debt will be subject to and bound by the provisions of this Agreement in its capacity as a holder of such Additional Senior Class Debt.

Each Authorized Representative acknowledges and agrees that upon execution and delivery of a Joinder Agreement substantially in the form of Annex II by an Additional Senior Class Debt Representative and each Grantor in accordance with Section 5.13, the Additional Pari Passu Collateral Agent will continue to act in its capacity as Additional Pari Passu Collateral Agent in respect of the then existing Authorized Representatives (other than the Administrative Agent) and such Additional Senior Class Debt Representative.

SECTION 5.14     Agent Capacities. Except as expressly provided herein or in the Credit Agreement Security Documents, JPMCB is acting in the capacities of Administrative Agent and Credit Agreement Collateral Agent solely for the Credit Agreement Secured Parties. Except as expressly provided herein or in the Additional Pari Passu Security Documents, Wilmington Trust is acting herein not in its individual capacity, but solely (i) when acting as Additional Pari Passu Collateral Agent, in its capacity as collateral agent under the Initial Additional Pari Passu Agreement, and (ii) when acting as the Initial Additional Authorized Representative, in its capacity as Trustee under the Initial Additional Pari Passu Agreement, solely for the Additional Pari Passu Secured Parties. Except as expressly set forth herein, none of the Administrative Agent, the Credit Agreement Collateral Agent, the Additional Pari Passu Collateral Agent or the Initial Additional Pari Passu Authorized Representative shall have any duties or obligations in respect of any of the Collateral, all of such duties and obligations, if any, being subject to and governed by the applicable Secured Credit Documents.  It is understood and agreed that (i) JPMCB is entering into this Agreement solely its capacities as Administrative Agent and collateral agent under the Credit Agreement and the provisions of the Credit Agreement applicable to it as Administrative Agent and collateral agent thereunder shall also apply to it as the Credit Agreement Collateral Agent and Authorized Representative for the Credit Agreement Secured Parties hereunder and (ii) Wilmington Trust is entering into this Agreement in its capacities as trustee and collateral agent under the Initial Additional Pari Passu Agreement and the provisions of the Initial Additional Pari Passu Agreement granting or extending any rights, protections, privileges, indemnities and immunities to Wilmington Trust thereunder shall also apply to its acting as Initial Additional Pari Passu Collateral Agent and Initial Additional Authorized Representative hereunder.  Whenever the Initial Additional Authorized Representative is the Applicable Authorized Representative hereunder, the Initial Additional Authorized Representative shall direct the Additional Pari Passu Collateral Agent to act or refrain from acting all in accordance with the terms of the Initial Additional Pari Passu Agreement.

SECTION 5.15     Integration. This Agreement together with the other Secured Credit Documents and the Pari Passu Security Documents represents the agreement of each of the Grantors and the Pari Passu Secured Parties with respect to the subject matter hereof and there are no promises, undertakings, representations or warranties by any Grantor, the Credit Agreement Collateral Agent, the Additional Pari Passu Collateral Agent any or any other Pari Passu Secured Party relative to the subject matter hereof not expressly set forth or referred to herein or in the other Secured Credit Documents or the Pari Passu Security Documents.

SECTION 5.16   Additional Grantors.  The Company agrees that, if any Subsidiary shall become a Grantor after the date hereof, it will promptly cause such Subsidiary to become party hereto by executing and delivering an instrument in the form of Annex III.  Upon such execution and delivery, such Subsidiary will become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein.  The execution and delivery of such instrument shall not require the consent of any other party hereunder, and will be acknowledged by the Additional Pari Passu Collateral Agent and the Credit Agreement Collateral Agent.  The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

JPMORGAN CHASE BANK, N.A.,
as Credit Agreement Collateral Agent

By:	/s/ James A. Knight
Name: James A. Knight
Title: Executive Director

JPMORGAN CHASE BANK, N.A.,
as Authorized Representative for the Credit Agreement Secured Parties

By:	/s/ James A. Knight
Name: James A. Knight
Title: Executive Director

[Signature Page to Pari Passu Intercreditor]

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Additional Pari Passu Collateral Agent

By:	/s/ Barry D. Somrock
Name: Barry D. Somrock
Title: Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Initial Additional Authorized Representative

By:	/s/ Barry D. Somrock
Name: Barry D. Somrock
Title: Vice President

[Signature Page to Pari Passu Intercreditor]

BURLINGTON COAT FACTORY WAREHOUSE CORPORATION

By:	/s/ David Glick
	Name:	David Glick
	Title:	Senior Vice President,
Investor Relations and
Treasurer

THE OTHER GRANTORS LISTED ON SCHEDULE I HERETO

By:	/s/ David Glick
	Name:	David Glick
	Title:	Senior Vice President,
Investor Relations and
Treasurer

[Signature Page to Pari Passu Intercreditor]

ANNEX I

Grantors

Schedule I

1.	Burlington Coat Factory Holdings, LLC
2.	Burlington Coat Factory Investment Holdings, Inc.
3.	Burlington Coat Factory of Texas, L.P.
4.	Burlington Coat Factory of Kentucky, Inc.
5.	BURLINGTON COAT FACTORY DIRECT CORPORATION
6.	BURLINGTON COAT FACTORY WAREHOUSE OF EDGEWATER PARK, INC.
7.	Burlington Coat Factory Warehouse of New Jersey, Inc.
8.	BURLINGTON COAT FACTORY OF PUERTO RICO, LLC
9.	COHOES FASHION OF CRANSTON, INC.
10.	BURLINGTON COAT FACTORY WAREHOUSE OF BAYTOWN INC
11.	Burlington Coat Factory of Pocono Crossing, LLC
12.	BURLINGTON COAT FACTORY OF TEXAS, INC.
13.	BURLINGTON COAT FACTORY REALTY OF EDGEWATER PARK, INC.
14.	BURLINGTON COAT FACTORY REALTY OF PINEBROOK, INC.
15.	BURLINGTON COAT FACTORY WAREHOUSE OF EDGEWATER PARK URBAN RENEWAL CORP.
16.	BCF Florence Urban Renewal, L.L.C.
17.	BCF Florence Urban Renewal II, LLC
18.	Burlington Merchandising Corporation
19.	Burlington Distribution Corp.

ANNEX II

[FORM OF] JOINDER NO. [ ] dated as of [ ], 202[ ] to the PARI PASSU INTERCREDITOR AGREEMENT dated as of April 16, 2020 (the “Pari Passu Intercreditor Agreement”), among Burlington Coat Factory Warehouse Corporation, a Florida corporation (the “Company”), the entities listed on Schedule I thereto (collectively with the Company, each, a “Grantor”), JPMorgan Chase Bank, N.A., as Credit Agreement Collateral Agent for the Credit Agreement Secured Parties under the Pari Passu Security Documents (in such capacity, the “Credit Agreement Collateral Agent”), JPMorgan Chase Bank, N.A., as Authorized Representative for the Credit Agreement Secured Parties, Wilmington Trust, National Association, as Additional Pari Passu Collateral Agent, Wilmington Trust, National Association, as Initial Additional Authorized Representative, and the additional Authorized Representatives from time to time a party thereto.[1]

A.       Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Pari Passu Intercreditor Agreement.

B.       As a condition to the ability of the Company to incur Additional Pari Passu Obligations and to secure such Additional Senior Class Debt with the liens and security interests created by the Additional Pari Passu Security Documents, the Additional Senior Class Debt Representative in respect of such Additional Senior Class Debt is required to become an Authorized Representative, and such Additional Senior Class Debt and the Additional Senior Class Debt Parties in respect thereof are required to become subject to and bound by, the Pari Passu Intercreditor Agreement. Section 5.13 of the Pari Passu Intercreditor Agreement provides that such Additional Senior Class Debt Representative may become an Authorized Representative, and such Additional Senior Class Debt and such Additional Senior Class Debt Parties may become subject to and bound by, the Pari Passu Intercreditor Agreement, pursuant to the execution and delivery by the Additional Senior Debt Class Representative of an instrument in the form of this Joinder and the satisfaction of the other conditions set forth in Section 5.13 of the Pari Passu Intercreditor Agreement. The undersigned Additional Senior Class Debt Representative (the “New Representative”) is executing this Representative Joinder in accordance with the requirements of the Pari Passu Intercreditor Agreement and the Pari Passu Security Documents.

Accordingly, each Grantor, each Collateral Agent, each Authorized Representative and the New Representative agree as follows:

SECTION 1.     The New Representative, as [trustee, administrative agent or other capacity] under the that certain [describe the applicable agreement evidencing the Additional Senior Class Debt] (the "New Additional Pari Passu Document"), hereby represents that it is the representative of [identify the Additional Senior Class Debt Parties] (the "New Additional Pari Passu Secured Parties"). In accordance with Section 5.13 of the Pari Passu Intercreditor Agreement, the New Representative by its signature below becomes an Authorized Representative under, and the related Additional Senior Class Debt and Additional Senior Class Debt Parties become subject to and bound by, the Pari Passu Intercreditor Agreement with the same force and effect as if the New Representative had originally been named therein as an Authorized Representative and the New Representative, on its behalf and on behalf of such Additional Senior Class Debt Parties, hereby agrees to all the terms and provisions of the Pari Passu Intercreditor Agreement applicable to it as Authorized Representative and to the Additional Senior Class Debt Parties that it represents as Additional Pari Passu Secured Parties. Each reference to a “Authorized Representative” in the Pari Passu Intercreditor Agreement shall be deemed to include the New Representative. The Pari Passu Intercreditor Agreement is hereby incorporated herein by reference. The New Representative also reaffirms the appointment of and appoints Wilmington Trust, National Association to serve as Additional Pari Passu Collateral Agent for the benefit of each Additional Pari Passu Secured Party, including, without limitation, the New Additional Pari Passu Secured Parties, and consents to the Additional Pari Passu Collateral Agent's performance of, and ratifies and authorizes the Additional Pari Passu Collateral Agent to perform, its obligations under the Pari Passu Intercreditor Agreement, the ABL Intercreditor Agreement and all Pari Passue Security Documents.

[1]	In the event of the Refinancing of the Credit Agreement Obligations, revise to reflect joinder by a new Credit Agreement Collateral Agent.

SECTION 2.     The New Representative represents and warrants to each Collateral Agent, each Authorized Representative and the other Pari Passu Secured Parties, individually, that (i) it has full power and authority to enter into this Joinder, in its capacity as [agent] [trustee], (ii) this Joinder has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms and (iii) the Additional Pari Passu Documents relating to such Additional Senior Class Debt provide that, upon the New Representative’s entry into this Agreement, the Additional Senior Class Debt Parties in respect of such Additional Senior Class Debt will be subject to and bound by the provisions of the Pari Passu Intercreditor Agreement as Additional Pari Passu Secured Parties.

SECTION 3.     This Joinder may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Joinder shall become effective when each Collateral Agent shall have received a counterpart of this Joinder that bears the signatures of the New Representative. Delivery of an executed signature page to this Joinder by facsimile transmission or other electronic means shall be effective as delivery of a manually signed counterpart of this Joinder.

SECTION 4.     (a) Each Grantor hereby consents to the designation of additional debt as Additional Pari Passu Obligations and hereby confirms its respective guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Pari Passu Security Documents (including without limitation, the Security Agreement, dated as of April 16, 2020 (the "Security Agreement"), by and among the Grantors party thereto and the Additional Pari Passu Collateral Agent) to which it is party, and agrees that, notwithstanding the designation of such additional indebtedness or any of the transactions contemplated thereby, such guarantees, pledges, grants of security interests and other obligations, and the terms of each Pari Passu Security Document to which it is a party, are not impaired or adversely affected in any manner whatsoever and shall continue to be in full force and effect and such New Additional Pari Passu Obligations shall be entitled to all of the benefits of such Pari Passu Security Documents.

(b) In furtherance of the foregoing, to secure the prompt and complete payment, performance and observance of all of the Secured Obligations (as defined in the Security Agreement), each of the Grantors hereby grants to the Additional Pari Passu Collateral Agent for the Additional Pari Passu Secured Parties (including, in any event, the Additional Pari Passu Collateral Agent,[insert names of any other Authorized Representatives who previously executed a Joinder, becoming party to the Pari Passu Intercreditor Agreement] and the New Representative), a security interest upon all of its right, title and interest in, to and under the Collateral (as defined in the Security Agreement). In addition, each of the Grantors hereby authorizes the Additional Pari Passu Collateral Agent to file (but the Additional Pari Passu Collateral Agent shall not be obligated to file) UCC financing statements and/or amendments to UCC financing statements in any jurisdiction and with any filing office. Such UCC financing statements (and/or amendments) may describe or indicate the collateral covered by such financing statements as "all personal property of debtor, whether now owned or hereafter acquired or arising" or “all personal property of debtor, whether now owned or hereafter acquired " or any words of similar effect and/or meaning.

SECTION 5.     Except as expressly supplemented hereby, the Pari Passu Intercreditor Agreement shall remain in full force and effect.

SECTION 6.     THIS JOINDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.     In case any one or more of the provisions contained in this Joinder should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Pari Passu Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8     All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the Pari Passu Intercreditor Agreement. All communications and notices hereunder to the New Representative shall be given to it at its address forth below its signature hereto.

SECTION 9.     The Company agrees to reimburse each Collateral Agent and each Authorized Representative for its fees and reasonable out-of-pocket expenses in connection with this Joinder, including the reasonable fees, other charges and disbursements of counsel.

IN WITNESS WHEREOF, the New Representative has duly executed this Joinder to the Pari Passu Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW REPRESENTATIVE], as
[ ] for the holders of
[ ],

by
Name:
Title:

Address for notices:

attention of:
Telecopy:

Acknowledged and agreed by:

JPMORGAN CHASE BANK, N.A.,

as the Credit Agreement Collateral Agent and Authorized Representative,

By:
Name:
Title:

By:
Name:
Title:

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as the Additional Pari Passu Collateral Agent and Initial Additional Authorized Representative,

By:
Name:
Title:

[OTHER AUTHORIZED REPRESENTATIVES]

BURLINGTON COAT FACTORY WAREHOUSE CORPORATION,
as Company

By:
Name:
Title:

THE OTHER GRANTORS

LISTED ON SCHEDULE I HERETO,

By:
Name:
Title:

ANNEX III

[FORM OF] SUPPLEMENT NO. [ ] (the “Supplement”) dated as of [     ], 20[ ], to the PARI PASSU INTERCREDITOR AGREEMENT dated as of April 16, 2020 (the “Pari Passu Intercreditor Agreement”), among Burlington Coat Factory Warehouse Corporation, a Florida corporation (the “Company”) the entities listed on Schedule I thereto (collectively with the Company, each, a “Grantor”), JPMorgan Chase Bank, N.A., as Credit Agreement Collateral Agent for the Credit Agreement Secured Parties under the Pari Passu Security Documents (in such capacity, the “Credit Agreement Collateral Agent”), JPMorgan Chase Bank, N.A., as Authorized Representative for the Credit Agreement Secured Parties, Wilmington Trust, National Association, as Additional Pari Passu Collateral Agent, Wilmington Trust, National Association, as Initial Additional Authorized Representative, and the additional Authorized Representatives from time to time a party thereto.

A.       Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Pari Passu Intercreditor Agreement.

B.       The Grantors have entered into the Pari Passu Intercreditor Agreement. Pursuant to certain Secured Credit Documents, certain newly acquired or organized Subsidiaries of the Company are required to enter into the Pari Passu Intercreditor Agreement. Section 5.16 of the Pari Passu Intercreditor Agreement provides that such Subsidiaries may become party to the Pari Passu Intercreditor Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Grantor”) is executing this Supplement in accordance with the requirements of the Credit Agreement, the Initial Additional Pari Passu Agreement and the Initial Additional Pari Passu Documents.

Accordingly, the Controlling Collateral Agent and the New Grantor agree as follows:

SECTION 1.     In accordance with Section 5.16 of the Pari Passu Intercreditor Agreement, the New Grantor by its signature below becomes a Grantor under the Pari Passu Intercreditor Agreement with the same force and effect as if originally named therein as a Grantor, and the New Grantor hereby agrees to all the terms and provisions of the Pari Passu Intercreditor Agreement applicable to it as a Grantor thereunder. Each reference to a “Grantor” in the Pari Passu Intercreditor Agreement shall be deemed to include the New Grantor. The Pari Passu Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2.     The New Grantor represents and warrants to the Applicable Collateral Agent and the other Pari Passu Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3.     This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Applicable Collateral Agent shall have received a counterpart of this Supplement that bears the signature of the New Grantor. Delivery of an executed signature page to this Supplement by facsimile transmission or other electronic means shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4.     Except as expressly supplemented hereby, the Pari Passu Intercreditor Agreement shall remain in full force and effect.

SECTION 5.     THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6.     In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Pari Passu Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7.     All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the Pari Passu Intercreditor Agreement. All communications and notices hereunder to the New Grantor shall be given to it in care of the Company as specified in the Pari Passu Intercreditor Agreement.

SECTION 8.     The New Grantor agrees to reimburse the Applicable Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Applicable Collateral Agent. The Applicable Collateral Agent is executing and delivering this Supplement solely in its capacity as the Applicable Collateral Agent under the Pari Passu Intercreditor Agreement and in acting hereunder shall be entitled to all of the rights, privileges, immunities and indemnities granted to the Applicable Collateral Agent under the Pari Passu Intercreditor Agreement, as if such rights, privileges, immunities and indemnities were set forth herein.

IN WITNESS WHEREOF, the New Grantor, and the Applicable Collateral Agent have duly executed this Supplement to the Pari Passu Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW GRANTOR],
By:
Name:
Title:

Acknowledged by:
[_________________], as Applicable Collateral Agent,

By:
Name:
Title:

Schedule I to the

Supplement to the

Pari Passu Intercreditor Agreement

Grantors

[       ]